SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2004



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



         1-12815                                             N.A.
 (Commission File Number)                      (IRS Employer Identification No.)

         Polarisavenue 31
         2132 JH Hoofddorp
         The Netherlands                                     N.A.
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

Item 5.        Other Events and Regulation FD Disclosure

               (a) On June 4, 2004, Chicago Bridge & Iron Company N.V. issued a press release announcing a revision to its second quarter and full-year 2004 expectations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

               (b)  Exhibit 99.1 - Company Press Release dated June 4, 2004.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHICAGO BRIDGE & IRON COMPANY N.V.
                                         By:  Chicago Bridge & Iron Company B.V.
                                         Its: Managing Director


Date:  June 4, 2004                      By: /s/  Gerald M. Glenn
                                             -----------------------------------
                                                  Managing Director